[LOGO] CMA

CMA Government
Securities Fund
------------------------------------
Semi-Annual Report


September 30, 1998
------------------------------------

[LOGO] Merrill Lynch

Dear Shareholder:
--------------------------------------------------------------------------------

For the six-month period ended September 30, 1998, CMA Government Securities Fund paid shareholders a net annualized dividend of 5.05%.* As of September 30, 1998, the Fund's 7-day yield was 4.88%.

The average portfolio maturity for CMA Government Securities Fund at September 30, 1998 was 73 days, compared to 74 days at March 31, 1998.

The Environment

Concerns over the prospects for the worldwide economy spilled over into the US stock market during the six months ended September 30, 1998. The increased volatility in US share prices reflected the deteriorating outlook for corporate profits amid signs of a weakening US economy. The uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed Treasury securities by a wide margin. The leverage/derivatives-related problems of a major hedge fund and possible impeachment of President Clinton further heightened investor uncertainties, as did Russia's devaluation and effective repudiation of its debt in August. A one-quarter point cut in the Federal Funds rate in late September did not restore investor confidence, since a more significant easing of monetary policy was expected. However, the central bank unexpectedly cut the Federal Funds rate another quarter point in October, which investors viewed positively.

For most of the period ended September 30, 1998, we maintained an average life in the mid 70-day range. We emphasized investments in 9-month-18-month Treasury securities and repurchase agreements, reflecting our bias toward a constructive investment environment.

As long as worldwide economic prospects appear fragile, it is likely that stock and bond market volatility will continue. For the overall global economy, the deepening recession in Japan is of great concern as well as the difficulties in emerging economies such as Russia and Brazil. Investors are awaiting decisive programs in Japan designed to stabilize the financial system and stimulate the economy. Positive developments in Japan, combined with continued monetary easing on the part of the Federal Reserve Board, would likely provide an important element of stability to the volatile investment environment.

In Conclusion

We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Carlo J. Giannini

Carlo J. Giannini
Vice President and Portfolio Manager

October 29, 1998

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------
CMA Government Securities Fund
Schedule of Investments as of September 30, 1998                  (in Thousands)
================================================================================
                         Face       Interest         Maturity            Value
Issue                   Amount        Rate             Date            (Note 1a)
--------------------------------------------------------------------------------
                              US Government Obligations--32.5%
--------------------------------------------------------------------------------
US Treasury            $ 12,600       7.125%         10/15/98         $  12,610
Notes*                   75,100       5.875          10/31/98            75,124
                        107,400       5.50           11/15/98           107,438
                         30,500       8.875          11/15/98            30,633
                         29,200       5.625          11/30/98            29,264
                         23,900       6.375           1/15/99            24,020
                         29,900       5.00            1/31/99            29,928
                        115,175       5.875           1/31/99           115,643
                         10,000       5.00            2/15/99            10,009
                         10,000       8.875           2/15/99            10,149
                         15,000       6.25            3/31/99            15,117
                         70,100       6.375           4/30/99            70,779
                         10,000       6.50            4/30/99            10,100
                         25,000       9.125           5/15/99            25,664
                         10,000       6.25            5/31/99            10,097
                         15,000       6.75            5/31/99            15,192
                         10,000       6.00            6/30/99            10,097
                         80,000       6.75            6/30/99            81,175
                         25,000       6.875           7/31/99            25,445
                         15,000       6.00            8/15/99            15,173
                         80,000       5.875           8/31/99            80,875
                         70,000       6.875           8/31/99            71,378
                         85,000       5.75            9/30/99            85,930
                         10,000       6.00           10/15/99            10,134
                         20,000       5.625          10/31/99            20,219
                         40,000       7.50           10/31/99            41,188
                         10,000       5.625          11/30/99            10,116
                         15,000       5.375           1/31/00            15,150
                         40,000       7.75            1/31/00            41,587
--------------------------------------------------------------------------------
US Treasury              25,000       5.282           2/15/99            24,504
STRIPS**
--------------------------------------------------------------------------------
Total US Government Obligations
(Cost -- $1,120,249) ...............................................  1,124,738
--------------------------------------------------------------------------------
   Face                                                               Value
  Amount                               Issue                     (Notes 1a & 1b)
--------------------------------------------------------------------------------
                     Repurchase Agreements***--67.1%
--------------------------------------------------------------------------------
$150,000  Aubrey G. Lanston & Co., Inc., purchased
          on 9/30/98 to yield 5.50% to 10/01/98 ..................    150,000
--------------------------------------------------------------------------------
 140,000  Barclays Capital Inc., purchased on
          9/30/98 to yield 5.50% to 10/01/98 .....................    140,000
--------------------------------------------------------------------------------
 170,000  Credit Suisse First Boston Corp.,
          purchased on 9/30/98 to yield 5.62%
          to 10/01/98 ............................................    170,000
--------------------------------------------------------------------------------
 170,000  Deutsche Bank Securities Corp.,
          purchased on 9/30/98 to yield 5.75%
          to 10/01/98 ............................................    170,000
--------------------------------------------------------------------------------
 150,000  Donaldson, Lufkin & Jenrette Securities
          Corp., purchased on 9/30/98 to yield
          5.50% to 10/01/98 ......................................    150,000
--------------------------------------------------------------------------------
 150,000  Goldman Sachs & Company, purchased
          on 9/30/98 to yield 5.62% to 10/01/98 ..................    150,000
--------------------------------------------------------------------------------
 130,000  Greenwich Capital Markets, Inc.,
          purchased on 9/30/98 to yield 5.55%
          to 10/01/98 ............................................    130,000
--------------------------------------------------------------------------------
 140,000  HSBC Securities, Inc., purchased on
          9/30/98 to yield 5.50% to 10/01/98 .....................    140,000
--------------------------------------------------------------------------------
 170,000  J.P. Morgan Securities Inc., purchased
          on 9/30/98 to yield 5.75% to 10/01/98 ..................    170,000
--------------------------------------------------------------------------------
 170,000  Lehman Brothers Inc., purchased on
          9/30/98 to yield 5.75% to 10/01/98 .....................    170,000
--------------------------------------------------------------------------------
 160,000  Morgan Stanley & Co., Inc., purchased
          on 9/30/98 to yield 5.65% to 10/01/98 ..................    160,000
--------------------------------------------------------------------------------
 100,000  Nesbitt Burns Securities, Inc., purchased
          on 9/30/98 to yield 5.52% to 10/01/98 ..................    100,000
--------------------------------------------------------------------------------
 160,000  Nikko Securities Co. International, Inc.,
          purchased on 9/30/98 to yield 5.70%
          to 10/01/98 ............................................    160,000
--------------------------------------------------------------------------------
  80,000  Nomura Securities International, Inc.,
          purchased on 9/30/98 to yield 5.80%
          to 10/01/98 ............................................     80,000
--------------------------------------------------------------------------------
 122,860  PaineWebber Inc., purchased on 9/30/98
          to yield 5.52% to 10/01/98 .............................    122,860
--------------------------------------------------------------------------------
 165,000  Warburg Dillon Read LLC, purchased
          on 9/18/98 to yield 5.52% to 10/02/98 ..................    165,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$2,327,860) ...............................................  2,327,860
--------------------------------------------------------------------------------
Total Investments
(Cost--$3,448,109)--99.6% ........................................  3,452,598

Other Assets Less Liabilities--0.4% ..............................     15,060
                                                                   ----------
Net Assets--100.0% ............................................... $3,467,658
                                                                   ==========
================================================================================
  * US Treasury Notes bear interest at the rates shown, payable at fixed dates or upon maturity.
 ** STRIPS--Separate Trading of Registered Interest and Principal of Securities. *** Repurchase Agreements are fully collateralized by US Government Obligations.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA Government Securities Fund
Statement of Assets and Liabilities as of September 30, 1998
================================================================================

Assets:
Investments, at value (identified
cost--$3,448,109,402+) (Notes 1a & 1b) ..................              $3,452,598,128
Cash ....................................................                       3,085
Interest receivable .....................................                  17,230,139
Prepaid registration fees and other assets (Note 1e) ....                     207,505
                                                                       --------------
Total assets ............................................               3,470,038,857
                                                                       --------------
Liabilities:
Payables:
      Investment adviser (Note 2) ....................... $1,153,821
      Distributor (Note 2) ..............................    840,084
      Beneficial interest redeemed ......................      1,678        1,995,583
                                                          ----------
Accrued expenses and other liabilities ..................                     385,490
                                                                       --------------
Total liabilities .......................................                   2,381,073
                                                                       --------------
Net Assets ..............................................              $3,467,657,784
                                                                       ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value,
unlimited number of shares authorized ...................              $  346,316,906
Paid-in capital in excess of par ........................               3,116,852,152
Unrealized appreciation on investments--net .............                   4,488,726
                                                                       --------------
Net Assets--Equivalent to $1.00 per share based
on 3,463,169,058 shares of beneficial interest
outstanding .............................................              $3,467,657,784
                                                                       ==============

+ Cost for Federal income tax purposes. As of September 30, 1998, net unrealized appreciation for Federal income tax purposes amounted to $4,488,726, of which $4,513,787 related to appreciated securities and $25,061 related to depreciated securities.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA Government Securities Fund
Statement of Operations for the Six Months Ended September 30, 1998
================================================================================

Investment Income (Note 1d):
Interest and amortization of premium and discount earned               $   95,675,719
Expenses:
Investment advisory fees (Note 2) ....................... $6,898,639
Distribution fees (Note 2) ..............................  2,122,070
Transfer agent fees (Note 2) ............................    254,576
Registration fees (Note 1e) .............................    174,460
Accounting services (Note 2) ............................    111,291
Custodian fees ..........................................    104,937
Professional fees .......................................     37,563
Trustees' fees and expenses .............................     27,581
Printing and shareholder reports ........................     24,016
Other ...................................................     11,652
                                                          ----------
Total expenses ..........................................                   9,766,785
                                                                       --------------
Investment income--net ..................................                  85,908,934
Realized Gain on Investments--Net (Note 1d) .............                      44,702
Change in Unrealized Appreciation on Investments--Net ...                   4,236,644
                                                                       --------------
Net Increase in Net Assets Resulting from Operations ....              $   90,190,280
                                                                       ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA Government Securities Fund
Statements of Changes in Net Assets
================================================================================

                                                      For the            For the
                                                     Six Months            Year
                                                       Ended              Ended
                                                    September 30,        March 31,
Increase (Decrease) in Net Assets:                      1998               1998
------------------------------------------------------------------------------------
Operations:
Investment income--net ........................   $   (85,908,934)  $    167,944,425
Realized gain on investments--net .............            44,702            197,541
Change in unrealized appreciation/depreciation
on investments--net ...........................         4,236,644          1,941,084
                                                  ---------------   ----------------
Net increase in net assets resulting
from operations ...............................        90,190,280        170,083,050
                                                  ---------------   ----------------
Dividends & Distributions to Shareholders
(Note 1f):
Investment income--net ........................       (85,908,934)      (167,944,425)
Realized gain on investments--net .............           (44,702)          (197,541)
                                                  ---------------   ----------------
Net decrease in net assets resulting from
dividends and distributions to shareholders ...       (85,953,636)      (168,141,966)
                                                  ---------------   ----------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ..............     6,477,402,566     14,532,261,909
Net asset value of shares issued to
shareholders in reinvestment of dividends
and distributions (Note 1f) ...................        85,880,979        167,986,012
                                                  ---------------   ----------------
                                                    6,563,283,545     14,700,247,921
Cost of shares redeemed .......................    (6,639,902,037)   (14,585,617,671)
                                                  ---------------   ----------------
Net increase (decrease) in net assets
derived from beneficial interest transactions .       (76,618,492)       114,630,250
                                                  ---------------   ----------------
Net Assets:
Total increase (decrease) in net assets .......       (72,381,848)       116,571,334
Beginning of period ...........................     3,540,039,632      3,423,468,298
                                                  ---------------   ----------------
End of period .................................   $(3,467,657,784   $  3,540,039,632
                                                  ===============   ================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA Government Securities Fund
Financial Highlights
================================================================================

The following per share data and ratios have      For the
been derived from information provided in the    Six Months
financial statements.                              Ended                     For the Year Ended March 31,
                                                September 30,   -------------------------------------------------------
Increase (Decrease) in Net Asset Value:             1998           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ........   $     1.00      $     1.00     $     1.00     $     1.00     $     1.00
                                                ----------      ----------     ----------     ----------     ----------
Investment income--net                               .0250           .0501          .0477          .0521          .0419
Realized and unrealized gain (loss) on
investments--net ............................        .0012           .0007         (.0004)         .0002          .0008
                                                ----------      ----------     ----------     ----------     ----------
Total from investment operations ............        .0262           .0508          .0473          .0523          .0427
                                                ----------      ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net ...................       (.0250)         (.0501)        (.0477)        (.0521)        (.0419)
   Realized gain on investments--net ........         -- +          (.0001)          -- +         (.0003)        (.0002)
                                                ----------      ----------     ----------     ----------     ----------
Total dividends and distributions ...........       (.0250)         (.0502)        (.0477)        (.0524)        (.0421)
                                                ----------      ----------     ----------     ----------     ----------
Net asset value, end of period ..............   $     1.00      $     1.00     $     1.00     $     1.00     $     1.00
                                                ==========      ==========     ==========     ==========     ==========
Total Investment Return .....................         5.05%*          5.15%          4.96%          5.37%          4.30%
                                                ==========      ==========     ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses ....................................          .57%*           .57%           .56%           .57%           .58%
                                                ==========      ==========     ==========     ==========     ==========
Investment income and realized gain on
investments--net ............................         4.99%*          5.02%          4.81%          5.25%          4.18%
                                                ==========      ==========     ==========     ==========     ==========
Supplemental Data:
Net assets, end of period (in thousands) ....   $3,467,658      $3,540,040     $3,423,468     $3,345,603     $3,132,803
                                                ==========      ==========     ==========     ==========     ==========

* Annualized.
+ Amount is less than $.0001 per share.

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA Government Securities Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies:

CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is fully collateralized.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

--------------------------------------------------------------------------------
CMA Government Securities Fund
Notes to Financial Statements (concluded)
================================================================================

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Transactions in Shares of Beneficial Interest:

The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
CMA Government Securities Fund
Officers and Trustees
================================================================================

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Carlo J. Giannini--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ 08543-9011                                            #11212--9/98

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